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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report:  July 19, 2001
                       (Date of earliest event reported)


                             HELLER FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  1-6157                             36-1208070
        (Commission File Number)       (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois               60661
(Address of principal executive offices)             (Zip Code)


                                 (312) 441-7000
              (Registrant's telephone number, including area code)
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ITEM 5.    OTHER EVENTS

On July 19, 2001, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending June 30, 2001. A copy of the press release is attached.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99  Heller Financial, Inc. - Press Release



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 19, 2001



                            HELLER FINANCIAL, INC.


                            By:  /s/ Lauralee E. Martin
                                --------------------------------
                            Lauralee E. Martin
                            Title:  Executive Vice President and
                            Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX



Exhibit
Number          Description
-------         -----------
  99      Heller Financial, Inc. - Press Release

                                       3